Exhibit 99.1

FOR IMMEDIATE RELEASE

Choice Hotels Urges Wyndham Stockholders to Tender Their Shares

Before the March 8th Deadline

Wyndham Stockholders Need to Send a Clear Message to the Wyndham Board

to Engage Constructively

NORTH BETHESDA, Md., Mar. 5, 2024 /PRNewswire/ — Choice Hotels International, Inc. (NYSE: CHH) (“Choice”) urges the stockholders of Wyndham Hotels & Resorts, Inc. (NYSE: WH) (“Wyndham”) to tender their shares into the exchange offer ahead of its expiration at 5:00 p.m. ET on Friday, March 8, 2024. Tendering shares will send a clear message to Wyndham’s board of directors to constructively engage with Choice to reach a consensual agreement on the terms of a transaction. Depending on participation, Choice intends to either extend or terminate the exchange offer and will evaluate next steps related to its nomination of a slate of independent directors for election to the board of directors of Wyndham.

Choice launched the exchange offer in December to take the proposed transaction directly to Wyndham’s stockholders and begin the regulatory approval process. Over the past several months, Choice has made significant progress addressing regulatory requests and offered above-market regulatory protections, including a significant reverse termination fee and ticking fee. Choice has also spoken to the holders of a significant number of Wyndham’s shares, and the resounding feedback from stockholders is that they would like to see Choice and Wyndham genuinely explore a value-maximizing transaction in a constructive manner. Unfortunately, Wyndham has been unwilling to provide any feedback on specific transaction terms that its board might find acceptable.

Choice continues to believe its current offer reflects a fulsome value, and the proposed value of $90 per share1 represents a multiple far in excess of what Wyndham has been able to achieve as a stand-alone business. In addition, and as Choice has stated before, Wyndham has refused to provide Choice access to any information that may have resulted in Choice’s ability to improve its offer. While Choice is committed to the transaction and would like to work expeditiously to deliver a value-maximizing transaction to Wyndham stockholders, Wyndham’s recent quarterly results give Choice limited confidence in further enhancing its proposal without proper due diligence.

Choice remains steadfast in its belief that a combination offers a compelling value to all stockholders, benefits franchisees and guests, and will receive regulatory approvals within a one-year customary timeframe. As a result, Choice believes that Wyndham stockholders should tender their shares to send a clear message to Wyndham’s board to engage in good faith to reach a value maximizing transaction.

It should be noted that tendering shares into the offer does not obligate Wyndham stockholders to accept the current Choice offer. Holders may immediately withdraw any shares tendered upon notice of an extension, which Choice is required to publish not later than 9:00 a.m. ET on March 11, 2024, if Choice decides to extend the offer.

[1]	Based on Choice’s share price as of the pre-release date of October 16, 2023.

About Choice Hotels®

Choice Hotels International, Inc. (NYSE: CHH) is one of the largest lodging franchisors in the world. The challenger in the upscale segment and a leader in midscale and extended stay, Choice® has nearly 7,500 hotels, representing almost 630,000 rooms, in 46 countries and territories. A diverse portfolio of 22 brands that range from full-service upper upscale properties to midscale, extended stay and economy enables Choice® to meet travelers’ needs in more places and for more occasions while driving more value for franchise owners and shareholders. The award-winning Choice Privileges® rewards program and co-brand credit card options provide members with a fast and easy way to earn reward nights and personalized perks. For more information, visit www.choicehotels.com.

Forward-looking Statements

Information set forth herein includes “forward-looking statements.” Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as “expect,” “estimate,” “believe,” “anticipate,” “should,” “will,” “forecast,” “plan,” “project,” “assume,” or similar words of futurity. All statements other than historical facts are forward-looking statements. These forward-looking statements are based on management’s current beliefs, assumptions, and expectations regarding future events, which in turn are based on information currently available to management. Such statements include, but are not limited to, the ultimate outcome of any possible transaction between Choice and Wyndham (including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any definitive agreement will be materially different from those described); uncertainties as to whether Wyndham will cooperate with Choice regarding the proposed transaction; Choice’s ability to consummate the proposed transaction with Wyndham; the conditions to the completion of the proposed transaction, including the receipt of any required shareholder approvals and any required regulatory approvals; Choice’s ability to finance the proposed transaction with Wyndham; Choice’s indebtedness, including the substantial indebtedness Choice expects to incur in connection with the proposed transaction with Wyndham and the need to generate sufficient cash flows to service and repay such debt; the possibility that Choice may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Wyndham’s operations with those of Choice, including the Choice rewards program; the possibility that Choice may be unable to achieve the benefits of the proposed transaction for its franchisees, associates, investors and guests within the expected timeframes or at all, including that such integration may be more difficult, time-consuming or costly than expected; that operating costs and business disruption (without limitation, difficulties in maintaining relationships with associates, guests or franchisees) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; and that the retention of certain key employees may be difficult. Such statements may relate to projections of Choice’s revenue, expenses, EBITDA, adjusted EBITDA, earnings, debt levels, ability to repay outstanding indebtedness, payment of dividends, repurchases of common stock and other financial and operational measures, including occupancy and open hotels, RevPAR, and Choice’s liquidity, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties, and other factors.

Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions, including access to liquidity and capital; the ability to realize the anticipated long-term benefits and synergies of the acquisition of Radisson Hotels Americas to the extent anticipated; changes in consumer demand and confidence, including consumer discretionary spending and the demand for travel, transient and group business; the timing and amount of future dividends and share repurchases; future domestic or global outbreaks of epidemics, pandemics (including COVID-19) or contagious diseases or fear of such outbreaks, and the related impact on the global hospitality industry, particularly but not exclusively the U.S. travel market; changes in law and regulation applicable to the travel, lodging or franchising industries, including with respect to the status of the company’s relationship with employees of our franchisees; foreign currency fluctuations; impairments or declines in the value of the company’s assets; operating risks common in the travel, lodging or franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees and our relationships with our franchisees; our ability to keep pace with improvements in technology utilized for marketing and reservations systems and other operating systems; our ability to grow our franchise system; exposure to risks related to our hotel development, financing and ownership activities; exposures to risks associated with our investments in new businesses; fluctuations in the supply and demand for hotel rooms; our ability to realize anticipated benefits from acquired businesses; impairments or losses relating to acquired businesses; the level of acceptance of alternative growth strategies we may implement; the impact of inflation; cyber security and data breach risks; climate change and sustainability related concerns; ownership and financing activities; hotel closures or financial difficulties of our franchisees; operating risks associated with our international operations; labor shortages; the outcome of litigation; our ability to effectively manage our indebtedness and secure our indebtedness, including additional indebtedness incurred as a result of the acquisition of Radisson Hotels Americas; and developments with respect to the proposed acquisition of Wyndham. These and other risk factors that may affect Choice’s or Wyndham’s operations are discussed in detail in the applicable company’s filings with the U.S. Securities and Exchange Commission, including the applicable company’s Annual Report on Form 10-K. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information

This communication relates to a proposal that Choice has made for a business combination transaction with Wyndham, the exchange offer which Choice, through WH Acquisition Corp., its wholly owned subsidiary, has made to Wyndham stockholders and the nomination of nominees for Wyndham’s 2024 Annual Meeting of Stockholders (the “Wyndham 2024 Annual Meeting”). The exchange offer is being made pursuant to a tender offer statement on Schedule TO (including the offer to exchange, the letter of election and transmittal and other related offer documents) and a registration statement on Form S-4, each initially filed by Choice on December 12, 2023 and subsequently amended. These materials, as may be further amended from time to time, contain important information, including the terms and conditions of the exchange offer. On February 14, 2024, Choice filed a preliminary proxy statement (the “Choice Meeting Proxy”) with the United States Securities and Exchange Commission (the “SEC”) relating to a special meeting of Choice stockholders seeking approval of the issuance of Choice shares in combination with Wyndham. On February 27, 2024, Choice filed a preliminary proxy statement (the “Wyndham Annual Meeting Proxy Statement”) and accompanying preliminary BLUE proxy card with the SEC with respect to the Wyndham 2024 Annual Meeting. In furtherance of its proposal for a business combination transaction with Wyndham, and subject to future developments, Choice (and, if applicable, Wyndham) may file additional registration statements, proxy statements, tender or exchange offers or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer document, prospectus or other document Choice and/or Wyndham have filed or may file with the SEC in connection with the proposed transaction.

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. INVESTORS AND SECURITY HOLDERS OF CHOICE AND WYNDHAM ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, TENDER OFFER STATEMENT, PROSPECTUS (INCLUDING THE CHOICE MEETING PROXY, THE FORM S-4, OFFER TO EXCHANGE, THE LETTER OF ELECTION AND TRANSMITTAL AND OTHER RELATED OFFER DOCUMENTS) AND/OR OTHER DOCUMENTS FILED WITH THE SEC INCLUDING ANY AMENDMENTS TO PREVIOUSLY FILED DOCUMENTS CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) or prospectus(es) (if and when available), including the Wyndham Annual Meeting Proxy Statement and the Choice Meeting Proxy, will be mailed to shareholders of Choice and/or Wyndham, as applicable. Investors and security holders may also obtain free copies of these documents (if and when available), including the Wyndham Annual Meeting Proxy Statement and the Choice Meeting Proxy, and other documents filed with the SEC by Choice through the web site maintained by the SEC at www.sec.gov, and by visiting Choice’s investor relations site at www.investor.choicehotels.com.

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Choice, its executive officers and directors, WH Acquisition Corporation, which is the wholly owned subsidiary of Choice formed to facilitate the exchange offer (“Purchaser”) and, with respect to the Wyndham Annual Meeting Proxy, the candidates nominated by Choice for election at the Wyndham 2024 Annual Meeting (the “Choice Nominees”), may be deemed to be participants in the solicitation of proxies. You can find information about Choice and its executive officers and directors in the Annual Report on Form 10-K for the year ended December 31, 2023 filed by Choice with the SEC on February 20, 2024 and the definitive Proxy Statement on Schedule 14A filed by Choice with the SEC on April 18, 2023. You can find information about Purchaser and further information about Choice and its executive officers and directors in the registration statement on Form S-4 filed by Choice on December 12, 2023 (including any amendments thereto) and the Choice Meeting Proxy. Information about the Choice Nominees is available at www.createvaluewithchoice.com and is included in the Wyndham Annual Meeting Proxy Statement. Additional information regarding the interests of such potential participants will be included in additional registration statements, proxy statements, tender or exchange offer documents or other documents filed with the SEC. These documents (if and when available) may be obtained free of charge from the SEC’s website at www.sec.gov and by visiting Choice’s investor relations site at www.investor.choicehotels.com.

Contacts

Andy Brimmer / Kelly Sullivan / Allison Sobel

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449